EXHIBIT 99.1


                                 FORM OF CONSENT



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
International Card Establishment, Inc.:


We consent to the use of our report dated August 11, 2003, with respect to the balance sheets of GlobalTech Leasing, Inc. as of December 31, 2002 and 2001, and the related statements of income, shareholders' equity and cash flows for the years then ended incorporated herein by reference, in the Form 8-K filing by International Card Establishment, Inc.


/s/ McGowan Guntermann, A Professional Corporation


Santa Barbara, California
January 29, 2004